EXECUTIVE  GROUP  PERSONAL  EXCESS  LIABILITY  INSURANCE

Quick  Look

     This program represents our continuing interest in your financial well-being and in allowing your focus to remain on the job without the potential distraction of a large damage claim.

     Executive Group Personal Excess Liability Insurance provides up to $5,000,000 in protection from this potential exposure.

     To qualify for this coverage, you must meet the general eligibility requirements for Executive Benefits (as defined on page i).

In  Depth

     The policy will provide you with $5,000,000 of Personal Excess Liability coverage.

     The policy will go into effect after all your primary Personal Liability Insurance is exhausted and after a $250 deductible.

     Your  legal  defense  costs  are  paid  from  the  first  dollar.

     Coverage is provided over the liability limits of your homeowner's, automobile, watercraft and recreational vehicle policies.

Legal  Ease

     This program is effective only when you maintain the following minimum limits of liability on your personal liability insurance:





CATEGORY                                   LIABILITY - MINIMUM LIMITS
--------------------------------------  ---------------------------------
PERSONAL LIABILITY (homeowner's)           $100,000 per occurrence
for personal injury and property
damage

RECREATIONAL VEHICLES (unregistered        $100,000 bodily injury and
- not licensed for road use, such as       property damage each
mopeds, all-terrain vehicles, dune         occurrence
buggies, etc.)

EACH CAR, TRUCK, VAN OR                    $250,000/$500,000 bodily injury
MOTORCYCLE (registered vehicles)           and $100,000 property damage; or
                                           $300,000 single limit each
                                           occurrence (includes motorcycles
                                           and motorhomes)

WATERCRAFT                                 $100,000 per occurrence

UNINSURED MOTORISTS PROTECTION             $250,000/$500,000 bodily
                                           injury or $300,000 single
                                           limit occurrence


NOTE: The examples above are MINIMUM requirements. You should not make any changes to or cancel any existing policies without first consulting your professional insurance agent or broker.

Costs for coverage under this Plan each year will be imputed income in the amount of the Company-paid premium on your behalf. It will be taxable as ordinary income to you that year.